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Exhibit 10.29
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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS AGREEMENT (this "Agreement"), dated as of August 4, 2004 (the "Effective Date"), is entered into between Warp Technology Holdings, Inc., a Nevada corporation with a place of business at 151 Railroad Avenue, Greenwich, Connecticut 06830 (the "Corporation") and Malcolm Coster, an individual having an address at 46 Golf Side, Sutton, Surrey, England (the "Investor").

         WHEREAS, the Investor has invested in certain private placements of the Corporation's securities pursuant to which the Investor had certain registration rights;

         WHEREAS, the Investor previously served as an officer and director of the Corporation and had agreed to defer exercising such registration rights upon the request of the Corporation;

         WHEREAS, the Investor no longer serves as an officer and director of the Corporation and the Corporation agrees to extend certain registration rights to the Investor;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Investor hereby agree as follows:



1.       Stock Holdings.
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          (a) The Investor holds 5,400,000 shares of the Company's Common Stock, par value $0.00001 per share (the "Common Stock") which were purchased in private placements, and an additional 555,555 shares of Common Stock which were issued to the Investor in connection with his service to the Company as an officer and director. Under that certain Amendment to the Employment Agreement (the "Amendment") by and between the Company and the Investor dated as of even date herewith, the Company agreed to issue 88,888 shares of Common Stock to the Investor for services. Under the Amendment, the Investor also was issued a Common Stock Purchase Warrant (the "Warrant"), dated as of even date herewith, pursuant to which the Investor has the right to purchase 2,000,000 shares of Common
              Stock at an exercise price per share of $0.18. All of the foregoing shares, whether held now by the Investor or received by the Investor in the future as compensation for services or upon exercise of the Warrant, are herein referred to as the "Shares".


          (b) The Investor hereby represents and warrants that, other than the Shares and the Warrant, Investor has no holdings, ownership, beneficial or otherwise, of any shares of Common Stock, any shares of preferred stock, or any other shares of capital stock of the Company (or any subsidiary or affiliate of the Company), of any class or series, any options or warrants to acquire, or any other security convertible or exchangeable for, Common Stock, preferred stock or other capital stock of the Company (or any subsidiary or affiliate of the Company), or any other rights (other than the registration rights under this Agreement or the rights to the issuance of shares for compensation for services under the Amendment) in or with respect to Common Stock, preferred stock, other capital stock, options, warrants or other such securities, whatsoever, and Investor hereby waives and


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              forever releases any and all claims against the Corporation, any subsidiary or affiliate of the Corporation, or any of their respective officers, directors, stockholders, employees, agents or representatives in respect of any such securities.

2. Registration Rights. For a period of two years six months from the date hereof, the Investor shall have registration rights for the Shares as follows:

          (a) Piggyback Registration. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act of 1933, as amended (the "Securities Act") and the registration form to be used may be used for the registration of any of the Shares, the Company shall give prompt written notice to the Investor of its intention to effect such a registration and, subject to the terms of paragraphs (b) and (c) hereof, shall include in such registration all Shares with respect to which the Company has received from the Investor written requests for inclusion therein ("Piggyback Registration") within 10 days after the receipt of the Company's notice.

          (b) Priority on Primary Registrations. If a registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Shares and all other shares of Common Stock held by other stockholders with similar rights who have requested to be included in such registration, pro rata among the Investor and all such stockholders on the basis of the number of shares requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

          (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Shares and all other shares of Common Stock held by other stockholders with similar rights who have requested to be included in such registration, pro rata among the Investor and all such stockholders on the basis of the number of shares requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

3. Settlement. Except as provided in the Amendment, the Investor agrees that this Agreement is in full and final settlement of any and all claims by or through the Investor against the Corporation (or any subsidiary or affiliate thereof) with respect to registration of any Shares, or any other securities, however any claim may have arisen, including, without limitation, under any agreement, or under any other right, obligation, understanding, representation, warranty, or other commitment whatsoever, and



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   Investor hereby forever waives and releases any and all claims to the contrary against the Corporation, any subsidiary or affiliate of the Corporation, or any of their respective officers, directors, stockholders, employees, agents or representatives.

4. Representations of Investor. Investor hereby represents to and covenants with the Company that, during the period in which any Registration Statement effected pursuant to Section 2 remains effective, such Investor will:

          (a) not engage in any stabilization activity in connection with any of the Company's securities;

          (b) cause to be furnished to any purchaser of the Shares and to the broker-dealer, if any, through whom Shares may be offered, a copy of the final prospectus relating to such Registration Statement; and

          (c) not bid for or purchase any securities of the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities, in each case, other than as permitted under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

5. Information for Use in Registration Statement. The Investor covenants to the Company that such Investor will complete the information requested by the Company in connection with any registration statement, and further covenants to the Company that all information provided by the Investor to the Company will be true, accurate and complete as of the date provided. The Investor understands that the written information provided to the Company, in the Questionnaire and all written representations made in this Agreement, are being provided to the Company specifically for use in, or in connection with, any and all the registration statements and any prospectus, and has executed this Agreement with such knowledge.

6. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law, provided, however, that the Revised Statutes of the State of Nevada shall govern the enforceability of the provisions relating to the rights of a holder of stock in a Nevada corporation, for as long as the Company remains organized under Nevada law.

7. Successors and Assigns. No party may assign its rights or obligations under this Agreement, except with the prior written consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

8. Entire Agreement; Amendment; Termination. Except as provided in the Amendment, this Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Investor.

9. Notices. Unless otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed duly given upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the first page hereof, or as subsequently modified by written notice. In the event



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    that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

11. Captions and Headings. The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

12. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.


IN WITNESS WHEREOF, this Agreement has been executed by the Corporation, by its duly authorized representative, and by Investor, as of the date first above written.

WARP TECHNOLOGY HOLDINGS, INC.

By: /s/ Gus Bottazzi
------------------------------
Name: Gus Bottazzi
Title: President


/s/ Malcolm Coster
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MALCOLM COSTER


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